EXHIBIT 10.1

                              AMENDMENT AGREEMENT
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                               AMENDMENT AGREEMENT


THIS AGREEMENT made effective the 7th day of August, 2003.


BETWEEN

                           China NetTV Holdings Inc.,
          a business corporation duly incorporated and validly existing under the laws of the State of Nevada, with its business address at
               950, 789 West Pender Street, Vancouver, BC, Canada
                                  ("China Net")

AND

                                    Wang Zhi
                                    Yang Jie
                                   Ronald Xie
                                   Ma Xiao Jun
                             ("Honglu Shareholders")

                  (each a "Party", collectively, the "Parties")

WHEREAS:

The Parties entered into an Acquisition Agreement dated July 4, 2003 (the "Acquisition Agreement"), by which China Net will acquire 100% of the issued and outstanding shares of Honglu Investment Holdings, Inc. ("Honglu").

NOW, THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the Parties, and intending to be legally bound, the Parties agree to amend the Acquisition Agreement as follows:


1. The Parties agree that Honglu Shareholders will tender all their cancelled shares and cause Honglu to issue to China Net 50,000,000 common shares being 100% of the shares of Honglu, by October 15, 2003 (the "Closing Date")

     Such shares shall be held in escrow pending delivery of the audit of Honglu. The China NetTV shares to be issued to Honglu shall be held in escrow pending delivery of the audit of Honglu to China NetTV.

2. The name of China Net will be changed to Highland Mining (China), Inc. concurrent with the Closing Date.

3. The audit on the financial statements of Honglu for the last two years will be commenced as soon as possible in order to convert same into US GAAP as required by the SEC.

4.   The  appointment of new directors shall be effective in accordance with the
     Schedule 14f-1 as filed with the SEC, and mailed to shareholders on August 7, 2003.

IN WITNESS WHEREOF the Parties have duly executed this agreement.



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China NetTV Holdings Inc.


/s/Maurice Tsakok
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Maurice Tsakok, director



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Honglu Shareholders


/s/Wang Zhi
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Wang Zhi                                    )
                                            )
/s/Yang Jie                                 )
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Yang Jie                                    )
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/s/Ronald Xie                               )
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Ronald Xie                                  )
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/s/Ma Xiao Jun                              )
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Ma Xiao Jun                                 )